UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : November 25, 2005

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2005 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-C)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)

         Delaware                  333-105322-08                75-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2005-C pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2005, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

     On November 25, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 25, 2005 as Exhibit 99.1.

SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date: November 29, 2005   By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                           Name:  Mark W. McDermott
                           Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders November 25, 2005



Exhibit 99.1
Statement to Certificateholders November 25, 2005



                      Centex Home Equity Loan Trust 2005-C
                         STATEMENT TO CERTIFICATEHOLDERS
                                 November 25, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL         BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                  REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE         BALANCE        PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1        74,667,000.00    60,806,573.01     6,304,419.78     212,620.32    6,517,040.10       0.00      0.00        54,502,153.23
AF2        20,534,000.00    20,534,000.00             0.00      72,775.92       72,775.92       0.00      0.00        20,534,000.00
AF3        17,570,000.00    17,570,000.00             0.00      63,442.34       63,442.34       0.00      0.00        17,570,000.00
AF4        28,375,000.00    28,375,000.00             0.00     112,246.77      112,246.77       0.00      0.00        28,375,000.00
AF5        37,441,000.00    37,441,000.00             0.00     157,501.81      157,501.81       0.00      0.00        37,441,000.00
AF6        19,843,000.00    19,843,000.00             0.00      76,693.20       76,693.20       0.00      0.00        19,843,000.00
AV1       314,975,000.00   238,633,424.21    20,755,858.94     848,159.53   21,604,018.47       0.00      0.00       217,877,565.27
AV2       163,855,000.00   163,855,000.00             0.00     590,845.20      590,845.20       0.00      0.00       163,855,000.00
AV3       119,101,000.00   119,101,000.00             0.00     437,671.36      437,671.36       0.00      0.00       119,101,000.00
M1         45,521,000.00    45,521,000.00             0.00     175,119.92      175,119.92       0.00      0.00        45,521,000.00
M2         33,516,000.00    33,516,000.00             0.00     129,513.74      129,513.74       0.00      0.00        33,516,000.00
M3         21,010,000.00    21,010,000.00             0.00      81,549.44       81,549.44       0.00      0.00        21,010,000.00
M4         19,509,000.00    19,509,000.00             0.00      78,243.28       78,243.28       0.00      0.00        19,509,000.00
M5         16,508,000.00    16,508,000.00             0.00      66,633.85       66,633.85       0.00      0.00        16,508,000.00
M6         17,508,000.00    17,508,000.00             0.00      71,424.13       71,424.13       0.00      0.00        17,508,000.00
M7         14,507,000.00    14,507,000.00             0.00      64,802.97       64,802.97       0.00      0.00        14,507,000.00
B1         16,508,000.00    16,508,000.00             0.00      75,873.75       75,873.75       0.00      0.00        16,508,000.00
B2         18,008,000.00    18,008,000.00             0.00      89,746.12       89,746.12       0.00      0.00        18,008,000.00
R                   0.00             0.00             0.00           0.00            0.00       0.00      0.00                 0.00
TOTALS    998,956,000.00   908,753,997.22    27,060,278.72   3,404,863.65   30,465,142.37       0.00      0.00       881,693,718.50
XIO     1,000,474,983.03   919,712,890.19             0.00          31.11           31.11       0.00      0.00       894,689,765.57

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    CURRENT
                       BEGINNING                                                        ENDING                      PASS-THRU
CLASS     CUSIP        PRINCIPAL        PRINCIPAL       INTEREST        TOTAL          PRINCIPAL          CLASS       RATE
----------------------------------------------------------------------------------------------------------------------------------
AF1      152314NK2     814.37011009    84.43381655      2.84758086     87.28139740      729.93629354        AF1      4.196000 %
AF2      152314NL0   1,000.00000000     0.00000000      3.54416675      3.54416675    1,000.00000000        AF2      4.253000 %
AF3      152314NM8   1,000.00000000     0.00000000      3.61083324      3.61083324    1,000.00000000        AF3      4.333000 %
AF4      152314NN6   1,000.00000000     0.00000000      3.95583330      3.95583330    1,000.00000000        AF4      4.747000 %
AF5      152314NP1   1,000.00000000     0.00000000      4.20666676      4.20666676    1,000.00000000        AF5      5.048000 %
AF6      152314NQ9   1,000.00000000     0.00000000      3.86500025      3.86500025    1,000.00000000        AF6      4.638000 %
AV1      152314NR7     757.62655516    65.89684559      2.69278365     68.58962924      691.72970956        AV1      4.127500 %
AV2      152314NS5   1,000.00000000     0.00000000      3.60590278      3.60590278    1,000.00000000        AV2      4.187500 %
AV3      152314NT3   1,000.00000000     0.00000000      3.67479165      3.67479165    1,000.00000000        AV3      4.267500 %
M1       152314NU0   1,000.00000000     0.00000000      3.84701391      3.84701391    1,000.00000000        M1       4.467500 %
M2       152314NV8   1,000.00000000     0.00000000      3.86423619      3.86423619    1,000.00000000        M2       4.487500 %
M3       152314NW6   1,000.00000000     0.00000000      3.88145835      3.88145835    1,000.00000000        M3       4.507500 %
M4       152314NX4   1,000.00000000     0.00000000      4.01062484      4.01062484    1,000.00000000        M4       4.657500 %
M5       152314NY2   1,000.00000000     0.00000000      4.03645808      4.03645808    1,000.00000000        M5       4.687500 %
M6       152314NZ9   1,000.00000000     0.00000000      4.07951394      4.07951394    1,000.00000000        M6       4.737500 %
M7       152314PA2   1,000.00000000     0.00000000      4.46701386      4.46701386    1,000.00000000        M7       5.187500 %
B1       152314PB0   1,000.00000000     0.00000000      4.59618064      4.59618064    1,000.00000000        B1       5.337500 %
B2       152314PC8   1,000.00000000     0.00000000      4.98368059      4.98368059    1,000.00000000        B2       5.787500 %
TOTALS                 909.70372791    27.08855918      3.40842204     30.49698122      882.61516874
XIO      N/A           919.27624957     0.00000000      0.00003110      0.00003110      894.26500487        XIO      0.000000 %
---------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               --------------------------------------------------
                                Lauren M Grunley
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, Floor: 6,
                          New York, New York 100042413
                              Tel: (212) 623-5428
                              Fax: (212) 623-5931

               --------------------------------------------------

Sec. 7.09(ii)        Distributions Allocable to Principal

                     Group I
                     Scheduled Monthly Payments                                                                201,576.23
                     Curtailments                                                                              21,136.64
                     Prepayments in Full                                                                       5,606,890.52
                     Loans Repurchased by Seller                                                               0.00
                     Substitution Amounts                                                                      0.00
                     Net Liquidation Proceeds                                                                  0.00

                     Group II
                     Scheduled Monthly Payments                                                                449,967.74
                     Curtailments                                                                              601,545.96
                     Prepayments in Full                                                                       18,141,800.98
                     Loans Repurchased by Seller                                                               0.00
                     Substitution Amounts                                                                      0.00
                     Net Liquidation Proceeds                                                                  0.00

                     Group I Subordination Increase Amount                                                     2,037,360.65
                     Group I Excess Overcollateralization Amount                                               0.00

Sec. 7.09(iv)        Class Interest Carryover Shortfall
                     Class AF1                                                                                 0.00
                     Class AF2                                                                                 0.00
                     Class AF3                                                                                 0.00
                     Class AF4                                                                                 0.00
                     Class AF5                                                                                 0.00
                     Class AF6                                                                                 0.00
                     Class AV1                                                                                 0.00
                     Class AV2                                                                                 0.00
                     Class AV3                                                                                 0.00
                     Class M1                                                                                  0.00
                     Class M2                                                                                  0.00
                     Class M3                                                                                  0.00
                     Class M4                                                                                  0.00
                     Class M5                                                                                  0.00
                     Class M6                                                                                  0.00
                     Class M7                                                                                  0.00
                     Class B                                                                                   0.00
                     Class B                                                                                   0.00

Sec. 7.09(v)         Class Principal Carryover Shortfall
                     Group I Subordinate Certificates
                     Class M1                                                                                  0.00
                     Class M2                                                                                  0.00
                     Class M3                                                                                  0.00
                     Class M4                                                                                  0.00
                     Class M5                                                                                  0.00
                     Class M6                                                                                  0.00
                     Class M7                                                                                  0.00
                     Class B1                                                                                  0.00
                     Class B2                                                                                  0.00

Sec. 7.09(vi)        Aggregate Loan Balance of Each Group
                     Group I Beginning Aggregate Loan Balance                                                  186,044,313.09
                     Group I Ending Aggregate Loan Balance                                                     180,214,503.15

                     Group II Beginning Aggregate Loan Balance                                                 733,668,577.09
                     Group II Ending Aggregate Loan Balance                                                    714,475,262.41

Sec. 7.09(vii)       Overcollateralization
                     Total Overcollateralization Amount                                                        12,996,047.06
                     Total Required Overcollateralization Amount                                               32,515,163.59

Sec. 7.09(viii)      Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)        Substitution Amounts
                     Group I                                                                                   0.00
                     Group II                                                                                  0.00

Sec. 7.09(ix)        Loan Purchase Price Amounts
                     Group I                                                                                   0.00
                     Group II                                                                                  0.00

Sec. 7.09(x)         Weighted Average Net Coupon Rate
                     Group I                                                                                   8.0337%
                     Group II                                                                                  6.8642%

Sec. 7.09(xii)       Monthly Remittance Amount
                     Group I                                                                                   7,075,629.45
                     Group II                                                                                  23,390,512.92

Sec. 7.09(xiii)      Weighted Average Gross Margin
                     Group II Loans                                                                            5.9216%

Sec. 7.09(xiv)       Largest Loan Balance
                     Group I                                                                                   608,693.66
                     Group II                                                                                  973,513.14

Sec. 7.09(xv)        Basic Principal Amount
                     Group I                                                                                   5,829,603.39
                     Group II                                                                                  19,193,314.68

Sec. 7.09(xvi)       Net Wac Cap Carryover Paid
                     Group I                                                                                   0.00
                     Group II                                                                                  0.00
                     Subordinate                                                                               0.00

Sec. 7.09(xvi)       Remaining Net Wac Cap Carryover
                     Group I                                                                                   0.00
                     Group II                                                                                  0.00
                     Group Subordinate                                                                         0.00

Sec. 7.09(xviii)     Net Wac Cap
                     Group I Net WAC Cap                                                                       8.03%
                     Group II Net WAC Cap                                                                      6.64%
                     Subordinate Net WAC Cap                                                                   6.68%

Sec. 7.09(xix)       Applied Realized Loss Amounts
                     Subordinate Certificates
                     Class M1                                                                                  0.00
                     Class M2                                                                                  0.00
                     Class M3                                                                                  0.00
                     Class M4                                                                                  0.00
                     Class M5                                                                                  0.00
                     Class M6                                                                                  0.00
                     Class M7                                                                                  0.00
                     Class B1                                                                                  0.00
                     Class B2                                                                                  0.00

Sec. 7.09(xx)        Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)      Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)

                     Delinquency by Group
                     Group  1
                     Category           Number          Principal Balance           Percentage
                     1 Month              49               3,250,716.25               1.80 %
                     2 Month               8                 671,189.94               0.37 %
                     3 Month               3                 187,122.31               0.10 %
                     Total                60               4,109,028.50               2.28 %

                     Delinquency by Group
                     Group  2
                     Category           Number          Principal Balance          Percentage
                     1 Month             182             25,426,676.76               3.56 %
                     2 Month              40              5,154,298.22               0.72 %
                     3 Month              21              2,533,899.77               0.35 %
                     Total               243             33,114,874.75               4.63 %

                     Delinquency Totals
                     Group Totals
                     Category           Number          Principal Balance         Percentage
                     1 Month             231            28,677,393.01               3.21 %
                     2 Month              48             5,825,488.16               0.65 %
                     3 Month              24             2,721,022.08               0.30 %
                     Total               303            37,223,903.25               4.16 %

Sec. 7.09(b)(ii)     Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                     Foreclosure by Group
                     Group              Number of         Principal Balance       Percentage
                     Number             Loans

                           1              13               939,832.50               0.52%
                           2              30             3,919,289.51               0.55%

                    Foreclosure Totals
                    Number of               Principal                Percentage
                    Loans                   Balance

                         43               4,859,122.01                  0.54%


Sec. 7.09(b)(iii)    Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                     Bankruptcy by Group
                     Group          Number of         Principal Balance             Percentage
                     Number         Loans

                         1              17             1,312,624.72                  0.73%
                         2              45             6,410,574.82                  0.90%

                     Bankruptcy Totals
                     Number of                      Principal               Percentage
                     Loans                          Balance

                         62                        7,723,199.54               0.86%

Sec. 7.09(b)(iii)    Balloon Loans
                     Number of Balloon Loans                                                                   29.00
                     Balance of Balloon Loans                                                                  1,613,366.54

Sec. 7.09(b)(iv)     Number and Aggregate Principal Amounts of REO Loans
                     REO by Group
                     Group          Number of         Principal Balance          Percentage
                     Number         Loans

                        1               1                49,947.96                  0.03%
                        2               4               467,709.38                  0.07%

                     REO Totals
                     Number of        Principal              Percentage
                     Loans            Balance

                        5            517,657.34               0.06%

Sec. 7.09(b)(v)      Book Value of REO Loans
                     Group I                                                                                   54,469.46
                     Group II                                                                                  500,576.74

Sec. 7.09(b)(vi)     Realized Losses
                     Group I:
                     Monthly Realized Losses                                                                   206.55
                     Cumulative Realized Losses                                                                206.55
                     Group II:
                     Monthly Realized Losses                                                                   0.00
                     Cumulative Realized Losses                                                                0.00

Sec. 7.09(b)(vii)    Net Liquidation Proceeds
                     Group I                                                                                   0.00
                     Group II                                                                                  0.00

Sec. 7.09(b)(viii)   Group I 60+ Delinquency Percentage (Rolling Three Month)                                  0.5187%

Sec. 7.09(b)(ix)     Cumulative Loss Percentage                                                                0.00%
                     Cumulative Realized Losses Since Cut-Off Date                                             206.55
                     Aggregate Loan Balance as of the Cut-Off Date                                             1,000,466,572.08

Sec. 7.09(b)(x)      Has a Trigger Event Occurred?                                                             NO

                     1-Month LIBOR for Current Distribution Date                                               4.03750%


Copyright 2005 J.P. Morgan Chase & Co.  All rights reserved.